MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
   This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2. People's Bank is Servicer under the Pooling and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. The date of this Certificate is September 10, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 5(a) plus 5(b) was equal to..$      182,735,193.92

    (a) The aggregate amount of Collections of Finance Charge
    Receivables collected during the preceding Monthly Period
    (the "Collections of Finance Charge Receivables") was equal
    to..................................................$       24,596,918.52

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections
    of Principal Receivables") was equal to.............$      158,138,275.40

6. The aggregate amount of Receivables as of the end of the last
   day of the preceding Monthly Period was equal to.....$    1,800,822,132.22

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                                     "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant
   to the Pooling and Servicing Agreement, is equal to..$      241,431,249.63

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of September 1996.

                                   PEOPLE'S BANK
                                   Servicer


                                   By: /s/Bob Mihalcik
                                      Name:  Bob Mihalcik
                                      Title: Vice President


                                                       Schedule  -  to Monthly
                                                        Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1993-1

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal
   to...................................................$        19,633,478.28

   (a) The aggregate amount of Collections of Finance Charge
    Receivables collected during the preceding Monthly Period
    (the "Collections of Finance Charge Receivables") allocated
    to Series 1993-1 was equal to.......................$           967,758.92

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1993-1 was equal
    to..................................................$        18,665,719.36

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections
   processed during the preceding Monthly Period, and applicable to
   Series 1993-1 as of the Transfer Date relating to the preceding
   Monthly Period was equal to..........................$        17,634,425.59

3. (a) The aggregate amount of funds on deposit in the Principal
       Account with respect to Collections processed during the
       preceding Monthly Period and allocated to Series 1993-1,
       as of the end of the last day of the preceding Monthly
       Period was equal to..............................$        16,666,666.67

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following
       this Determination Date, will be.................$        16,666,666.67

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1993-1 as of the end of the
   last day of the preceding Monthly Period was equal
   to...................................................$                0.00

5. The aggregate amount of drawings required to be made under the
   Surety Bond pursuant to Section 4.6 or 4.11 on the Determination
   Date in the current calendar month is equal to.......$                0.00

6. (a) The aggregate amount of Recoveries to be deposited to the
       Collection Account and allocated to Series 1993-1 on the
       next succeeding Transfer Date is equal to .......$           23,554.56

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding
       Account to be transferred from the Excess Funding Account
       to the Finance Charge Account on the next succeeding
       Transfer Date is equal to........................$                0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current
   Monthly Period is equal to:

         Payable in respect of principal................$       16,666,666.67
         Payable in respect of interest.................$          266,666.67
          Total.........................................$       16,933,333.34

8. No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-1

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding Monthly Period (equal to 1(a) plus 1(b)) was equal
   to...................................................$      21,568,996.11

  (a) The aggregate amount of Collections of Finance Charge
      Receivables collected during the preceding Monthly Period
      (the "Collections of Finance Charge Receivables")
      allocated to Series 1994-1 was equal to...........$       2,903,276.75

  (b) The aggregate amount of Collections of Principal
      Receivables collected during the preceding Monthly Period
      (the "Collections of Principal Receivables") allocated
      to Series 1994-1 was equal to.....................$      18,665,719.36

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1994-1 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal
   to...................................................$      19,569,943.42

3. (a) The aggregate amount of funds on deposit in the Principal
       Account with respect to Collections processed during
       the preceding Monthly Period and allocated to Series
       1994-1, as of the end of the last day of the preceding
       Monthly Period was equal to......................$      16,666,666.67

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following
       this Determination Date, will be.................$      16,666,666.67

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1994-1 as of the end of the
   last day of the preceding Monthly Period was equal
   to...................................................$               0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the
    Determination Date in the current calendar month is equal
    to..................................................$                0.00

6. (a) The aggregate amount of Recoveries to be deposited to the
       Collection Account and allocated to Series 1994-1 on the
       next succeeding Transfer Date is equal to .......$           70,663.64

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the
       Finance Charge Account on the next succeeding Transfer Date
       is equal to......................................$                0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current
   Monthly Period is equal to:

         Payable in respect of principal................$       16,666,666.67
         Payable in respect of interest.................$          850,000.00
          Total.........................................$       17,516,666.67

8. No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-2

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was equal
   to...................................................$       43,137,992.23

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly Period
       (the "Collections of Finance Charge Receivables") allocated
       to Series 1994-2 was equal to....................$        5,806,553.51

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the
       "Collections of Principal Receivables") allocated to
       Series 1994-2 was equal to.......................$       37,331,438.72

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1994-2 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date
   relating to the preceding Monthly Period was equal
   to..................................................$          5,806,553.51

3. (a) The aggregate amount of funds on deposit in the Principal
       Account with respect to Collections processed during the
       preceding Monthly Period and allocated to Series 1994-2,
       as of the end of the last day of the preceding Monthly
       Period was equal to..............................$                 0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this
       Determination Date, will be......................$                 0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1994-2 as of the end of the last
   day of the preceding Monthly Period was equal to.....$                 0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the
   Determination Date in the current calendar month is equal
   to...................................................$                 0.00

6.(a) The aggregate amount of Recoveries to be deposited to the
      Collection Account and allocated to Series 1994-2 on the next
      succeeding Transfer Date is equal to .............$           141,327.22

  (b) The amount of earnings (net of losses and investment expenses)
      on funds on deposit in the Excess Funding Account to be
      transferred from the Excess Funding Account to the Finance
      Charge Account on the next succeeding Transfer Date is equal
      to................................................$                 0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

         Class A Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$         1,882,057.24
           Total........................................$         1,882,057.24

         Class B Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$           103,500.09
           Total........................................$           103,500.09

8. No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                        Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1995-1

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to.............................................$        43,137,992.23

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly Period
       (the "Collections of Finance Charge Receivables") allocated
       to Series 1995-1 was equal to....................$         5,806,553.51

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the
       "Collections of Principal Receivables") allocated to
       Series 1995-1 was equal to.......................$        37,331,438.72

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections
   processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the
   preceding Monthly Period was equal to................$         5,806,553.51

3. (a) The aggregate amount of funds on deposit in the Principal
       Account with respect to Collections processed during the
       preceding Monthly Period and allocated to Series 1995-1,
       as of the end of the last day of the preceding Monthly
       Period was equal to..............................$                 0.00

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this
       Determination Date, will be......................$                 0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1995-1 as of the end of the last
   day of the preceding Monthly Period was equal to.....$                 0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the
   Determination Date in the current calendar month is equal
   to...................................................$                 0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on
       the next succeeding Transfer Date is equal to....$           141,327.22

   (b  The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the
       Finance Charge Account on the next succeeding Transfer Date
       is equal to......................................$                 0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

         Class A Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$         1,898,946.13
           Total........................................$         1,898,946.13

         Class B Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$           102,611.20
           Total........................................$           102,611.20

8. No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                        Servicer's Certificate

                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1996-1

                  For the September 10, 1996 Determination Date

                       For the August 1996 Monthly Period

1. The aggregate amount of Collections processed during the
   preceding Monthly Period (equal to 1(a) plus 1(b)) was
   equal to.............................................$        24,472,272.86

   (a) The aggregate amount of Collections of Finance Charge
       Receivables collected during the preceding Monthly
       Period (the "Collections of Finance Charge Receivables")
       allocated to Series 1996-1 was equal to..........$         5,806,553.50

   (b) The aggregate amount of Collections of Principal
       Receivables collected during the preceding Monthly
       Period (the "Collections of Principal Receivables")
       allocated to Series 1996-1 was equal to..........$        18,665,719.36

2. The aggregate amount of funds on deposit in the Series
   Accounts with respect to Series 1996-1 with respect to
   Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal
   to...................................................$        5,806,553.50

3.(a) The aggregate amount of funds on deposit in the Principal
      Account with respect to Collections processed during the
      preceding Monthly Period and allocated to Series 1996-1,
      as of the end of the last day of the preceding Monthly
      Period was equal to...............................$                0.00

  (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following
      this Determination Date, will be..................$                0.00

4. The aggregate amount of funds on deposit in the Collection
   Subaccount relating to Series 1996-1 as of the end of the last
   day of the preceding Monthly Period was equal to.....$                0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the
   Determination Date in the current calendar month is
   equal to.............................................$                0.00

6. (a) The aggregate amount of Recoveries to be deposited to the
       Collection Account and allocated to Series 1996-1 on the
       next succeeding Transfer Date is equal to .......$          141,327.22

   (b) The amount of earnings (net of losses and investment
       expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the
       Finance Charge Account on the next succeeding Transfer
       Date is equal to.................................$                0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

         Class A Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$         1,877,104.46
           Total........................................$         1,877,104.46

         Class B Certificateholders
         Payable in respect of principal................$                 0.00
         Payable in respect of interest.................$           106,808.43
           Total........................................$           106,808.43

8. No Series Pay Out Event or Trust Pay Out Event has occurred.




              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      39
Monthly Period Ended                                         August 31, 1996
Distribution Date                                         September 16, 1996
Determination Date                                        September 10, 1996

1.  Trust Activity Series 1993-1

     Beginning of Month - Aggregate Principal Receivables   1,694,424,654.71(1)

     Principal Collections on the Receivables                 158,138,275.40

     Finance Charge Receivables                                24,596,918.52

     Receivables in Defaulted Accounts                          8,699,900.18

     End of Month - Aggregate Principal Receivables         1,800,822,132.22

     Investor Interest Series 1993-1                           50,000,000.00
     Investor Interest Series 1994-1                          183,333,333.33
     Investor Interest Series 1994-2                          400,000,000.00
     Investor Interest Series 1995-1                          400,000,000.00
     Investor Interest Series 1996-1                          400,000,000.00
     Seller Principal Receivables                             367,488,798.89

     Investor Percentage with respect to...
                           Finance Charges                        2.7765096%
                           Charged-Off Accounts                   2.7765096%
                           Principal Receivables                 11.1060385%

     Seller Percentage with respect to ...
                           Finance Charges                       20.4067238%
                           Charged-Off Accounts                  20.4067238%
                           Principal Receivables                 22.2577302%

2.  Allocation of Funds in Collection Account

     Available Finance Charge Collections                         967,758.92

     Available Principal Collections                           18,665,719.36

     Investor Default Amount                                      342,295.15

     Aggregate Collections Allocated to Certificateholders     19,633,478.28

     Monthly Certificate Interest Payable to Certificateholders
     (See "Calculation of Certificate Interest" #3)               266,666.67

     Monthly Principal Payable To Certificateholders
     (See "Calculation of Monthly Principal" #4)               16,666,666.67

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #4)                2,341,347.84

     (Net Deposit)/Draws on Shared Principal Collections                0.00

     Collections Available to Reimburse Investor Charge offs      242,477.66

     Aggregate Investor Charge Offs                                     0.00

     Reimbursed Investor Charge Offs                                    0.00
     Reimbursed Investor Charge Offs per $1,000 Original Investment     0.00

     Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)               111,111.11

     Monthly Certificate Insurer Fee                                5,208.33

     Excess Servicing  (Shortfall)  (dollars)                     242,477.66
     Excess Servicing  (Shortfall)  (percentage of Investor
                                     Interest)                         4.36%

     Required Shared Finance Charge Collections from other Series       0.00
     Draw on Shared Finance Charge Collections from other Series        0.00

     Withdrawal from Cash Collateral Account                            0.00

     Surety Bond Claim                                                  0.00

     Certificate Insurer Fee Shortfall                                  0.00

     Servicing Fee Shortfall                                            0.00

     Investor Charge Offs                                               0.00
     Investor Charge Offs per $1,000 Original Investment                0.00

     Investor Certificate Interest Shortfall (Deficiency Amount)        0.00

     Payments To Certificate Insurer                                    0.00

     Deposits In Cash Collateral Account                                0.00

     Required Shared Finance Charge Collections for other Series        0.00
     Deposit of Shared Finance Charge Collections for other Series      0.00

     Total Distribution to Investors                           16,933,333.33
     Total Distribution to Investors per $1,000 Invested               84.67

3.  Calculation of Certificate Interest

     Certificate Rate                                               4.80000%

     This Month Certificate Interest                              266,666.67

     Previous Month's Deficiency Amount                                 0.00

     Total Certificate Interest Distributable to
      Certificateholders                                          266,666.67
     Total Certificate Interest Distributable per $1,000 of
      Original Investment                                               1.33

4.  Calculation of Monthly Principal

     Beginning Investor Interest                               66,666,666.67

     Available Principal Collections                           18,665,719.36

     Investor Default Amount                                      342,295.15

     Total Investor Monthly Principal                          19,008,014.51

     Investor Monthly Principal Reinvested in Receivables       2,341,347.84

     Controlled Amortization Amount                            16,666,666.67

     Maximum Monthly Principal to Certificateholders           16,666,666.67

     Required Shared Principal Collections for other Series             0.00
     Deposit of Shared Principal Collections for other Series           0.00
     Required Shared Principal Collections from other Series            0.00

     Draw on Shared Principal Collections from other Series             0.00

     Deficit Controlled Amortization Amount                             0.00

     Monthly Principal Payable to Certificateholders           16,666,666.67
     Monthly Principal Payable per $1,000 of Original
      Investment                                                       83.33

     Ending Investor Interest                                  50,000,000.00

5.  Calculation of Pool Factor

     Pool Factor
     (Ending Certificate Balance divided by Initial Principal
       Amount to 7 decimal places)                                 0.2500000

6. Calculation of Monthly Servicing Fee

     Series Servicing Fee Percentage                                   2.00%

     Beginning Investor Interest                               66,666,666.67

    Monthly Servicing Fee                                         111,111.11

7.  Calculation of Remaining Surety Bond Amount

     Available Surety Bond Amount on Previous Payment Date      7,500,000.00

     Stated Surety Bond Amount                                  6,000,000.00

     Unreimbursed Claims on Surety Bond                                 0.00

     Reimbursements of Claims on Surety Bond                            0.00

     Available Surety Bond Amount     (Dollars)                 6,000,000.00
     Available Surety Bond Amount     (Percentage)                     9.00%

8.  Cash Collateral Account Activity

     Beginning of Month Balance                                 2,916,666.67

     Required Cash Collateral Account Amount                    2,333,333.33

     Cash Collateral Account Deposits                                   0.00

     Reinvestment Income Received on Cash Collateral Account       12,816.49

     Aggregate Cash Collateral Account Draws                            0.00

     Available Cash Collateral Amount     (Dollars)             2,333,333.33
     Available Cash Collateral Amount     (Percentage)                 3.50%

     Total Credit Enhancement Percentage                              12.50%

9.  Past Due Statistics
     (past due on a contractual basis)

     1-30 days past due    Dollars                            103,487,814.32
                           Percent Dollars                             5.75%
                           Number of Accts                            35,699
                           Percent Number of Accts                     2.75%

     31-60 days past due   Dollars                             27,338,459.29
                           Percent Dollars                             1.52%
                           Number of Accts                             9,381
                           Percent Number of Accts                     0.72%

     61-90 days past due   Dollars                             17,014,702.75
                           Percent Dollars                             0.94%
                           Number of Accts                             5,488
                           Percent Number of Accts                     0.42%

    91-120 days past due   Dollars                             13,037,724.76
                           Percent Dollars                             0.72%
                           Number of Accts                             4,036
                           Percent Number of Accts                     0.31%

   121-150 days past due   Dollars                              9,400,753.50
                           Percent Dollars                             0.52%
                           Number of Accts                             2,848
                           Percent Number of Accts                     0.22%

   151-180 days past due   Dollars                              7,443,226.08
                           Percent Dollars                             0.41%
                           Number of Accts                             2,161
                           Percent Number of Accts                     0.17%

   181 + days past due     Dollars                             12,047,731.46
                           Percent Dollars                             0.67%
                           Number of Accts                             3,353
                           Percent Number of Accts                     0.26%

10. Base Rate Calculation

     Base Rate                                                         6.90%

     Portfolio Yield       (net of losses)                            11.26%(1)

     Excess of Portfolio Yield over Base Rate                          4.36%(1)

11. Number of Accounts in the Trust

     Number of Additional Accounts                                         0
     Number of Removed Accounts                                            0
     Number of Automatic Additonal Accounts                           50,664
     Ending Number of Accounts                                     1,299,675

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on August 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

     Portfolio Yield (net of losses):                                 10.64%
     Receivables in Defaulted Accounts:                                5.82%
     Excess of Portfolio Yield over Base Rate:
     Series 1993-1:                                                    3.74%
     Series 1994-1:                                                    3.44%
     Series 1994-2:                                                    3.06%
     Series 1995-1:                                                    3.01%
     Series 1996-1:                                                    3.06%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      31
Monthly Period Ended                                         August 31, 1996
Distribution Date                                         September 16, 1996
Determination Date                                        September 10, 1996

1.  Trust Activity Series 1994-1

     Beginning of Month - Aggregate Principal Receivables   1,694,424,654.71(1)

     Principal Collections on the Receivables                 158,138,275.40

     Finance Charge Receivables                                24,596,918.52

     Receivables in Defaulted Accounts                          8,699,900.18

     End of Month - Aggregate Principal Receivables         1,800,822,132.22

     Investor Interest Series 1993-1                           50,000,000.00
     Investor Interest Series 1994-1                          183,333,333.33
     Investor Interest Series 1994-2                          400,000,000.00
     Investor Interest Series 1995-1                          400,000,000.00
     Investor Interest Series 1996-1                          400,000,000.00
     Seller Principal Receivables                             367,488,798.89

     Investor Percentage with respect to...
                           Finance Charges                       10.1805353%
                           Charged-Off Accounts                  10.1805353%
                           Principal Receivables                 11.1060385%

     Seller Percentage with respect to ...
                           Finance Charges                       20.4067238%
                           Charged-Off Accounts                  20.4067238%
                           Principal Receivables                 22.2577302%

2.  Allocation of Funds in Collection Account

     Available Finance Charge Collections                       2,903,276.75

     Available Principal Collections                           18,665,719.36

     Investor Default Amount                                    1,026,885.46

   Aggregate Collections Allocated to Certificateholders       21,568,996.11

   Monthly Certificate Interest Payable to Certificateholders
   (See "Calculation of Certificate Interest" #3)                 850,000.00

   Monthly Principal Payable To Certificateholders
   (See "Calculation of Monthly Principal" #4)                 16,666,666.67

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                  3,025,938.15

   (Net Deposit)/Draws on Shared Principal Collections                  0.00

   Collections Available to Reimburse Investor Charge offs        677,432.96

   Aggregate Investor Charge Offs                                       0.00

   Reimbursed Investor Charge Offs                                      0.00
   Reimbursed Investor Charge Offs per $1,000 Original Investment       0.00

   Monthly Investor Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                333,333.33

   Monthly Certificate Insurer Fee                                 15,625.00

   Excess Servicing (Shortfall) (dollars)                         677,432.96
   Excess Servicing (Shortfall) (percentage of Investor Interest)      4.06%

   Required Shared Finance Charge Collections from other Series         0.00
   Draw on Shared Finance Charge Collections from other Series          0.00

   Withdrawal from Cash Collateral Account                              0.00

   Surety Bond Claim                                                    0.00

   Certificate Insurer Fee Shortfall                                    0.00

   Servicing Fee Shortfall                                              0.00

   Investor Charge Offs                                                 0.00

   Investor Charge Offs per $1,000 Original Investment                  0.00

   Investor Certificate Interest Shortfall (Deficiency Amounts)         0.00

   Payments To Certificate Insurer                                      0.00

   Deposits In Cash Collateral Account                                  0.00

   Required Shared Finance Charge Collections for other Series          0.00
   Deposit of Shared Finance Charge Collections for other Series        0.00

   Total Distribution to Investors                             17,516,666.67
   Total Distribution to Investors per $1,000 Invested                 87.58

3.  Calculation of Certificate Interest

   Certificate Rate                                                 5.10000%

   This Month Certificate Interest                                850,000.00

   Previous Month's Deficiency Amount                                   0.00

   Total Certificate Interest Distributable to
    Certificateholders                                            850,000.00
   Total Certificate Interest Distributable per $1,000 of
    Original Investment                                                 4.25

4.  Calculation of Monthly Principal

   Beginning Investor Interest                                200,000,000.00

   Available Principal Collections                             18,665,719.36

   Investor Default Amount                                      1,026,885.46

   Total Investor Monthly Principal                            19,692,604.81

   Investor Monthly Principal Reinvested in Receivables         3,025,938.15

   Controlled Amortization Amount                              16,666,666.67

   Maximum Monthly Principal to Certificateholders             16,666,666.67

   Required Shared Principal Collections for other Series               0.00
   Deposit of Shared Principal Collections for other Series             0.00
   Required Shared Principal Collections from other Series              0.00

   Draw on Shared Principal Collections from other Series               0.00

   Deficit Controlled Amortization Amount                               0.00

   Monthly Principal Payable to Certificateholders             16,666,666.67
   Monthly Principal Payable per $1,000 of Original Investment         83.33

   Ending Investor Interest                                   183,333,333.33

5.  Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                   0.9166667

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                     2.00%

   Beginning Investor Interest                                200,000,000.00

        Monthly Servicing Fee                                     333,333.33

7.  Calculation of Remaining Surety Bond Amount

   Available Surety Bond Amount on Previous Payment Date       18,000,000.00

   Stated Surety Bond Amount                                   18,000,000.00

   Unreimbursed Claims on Surety Bond                                   0.00

   Reimbursements of Claims on Surety Bond                              0.00

   Available Surety Bond Amount     (Dollars)                  18,000,000.00
   Available Surety Bond Amount     (Percentage)                       9.00%

8.  Cash Collateral Account Activity

   Beginning of Month Balance                                   7,000,000.00

   Required Cash Collateral Account Amount                      7,000,000.00

   Cash Collateral Account Deposits                                     0.00

   Reinvestment Income Received on Cash Collateral Account         30,759.58

   Aggregate Cash Collateral Account Draws                              0.00

   Available Cash Collateral Amount     (Dollars)               7,000,000.00
   Available Cash Collateral Amount     (Percentage)                   3.50%

   Total Credit Enhancement Percentage                                12.50%

9.  Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                            103,487,814.32
                           Percent Dollars                             5.75%
                           Number of Accts                            35,699
                           Percent Number of Accts                     2.75%

   31-60 days past due     Dollars                             27,338,459.29
                           Percent Dollars                             1.52%
                           Number of Accts                             9,381
                           Percent Number of Accts                     0.72%

   61-90 days past due     Dollars                             17,014,702.75
                           Percent Dollars                             0.94%
                           Number of Accts                             5,488
                           Percent Number of Accts                     0.42%

   91-120 days past due    Dollars                             13,037,724.76
                           Percent Dollars                             0.72%
                           Number of Accts                             4,036
                           Percent Number of Accts                     0.31%

   121-150 days past due   Dollars                              9,400,753.50
                           Percent Dollars                             0.52%
                           Number of Accts                             2,848
                           Percent Number of Accts                     0.22%

   151-180 days past due   Dollars                              7,443,226.08
                           Percent Dollars                             0.41%
                           Number of Accts                             2,161
                           Percent Number of Accts                     0.17%

   181 + days past due     Dollars                             12,047,731.46
                           Percent Dollars                             0.67%
                           Number of Accts                             3,353
                           Percent Number of Accts                     0.26%

10. Base Rate Calculation

   Base Rate                                                           7.20%

   Portfolio Yield         (net of losses)                            11.26%(1)

   Excess of Portfolio Yield over Base Rate                            4.06%(1)

11. Number of Accounts in the Trust

   Number of Additional Accounts                                           0
   Number of Removed Accounts                                              0
   Number of Automatic Additonal Accounts                             50,664
   Ending Number of Accounts                                       1,299,675

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on August 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

     Portfolio Yield (net of losses):                                 10.64%
     Receivables in Defaulted Accounts:                                5.82%
     Excess of Portfolio Yield over Base Rate:
     Series 1993-1:                                                    3.74%
     Series 1994-1:                                                    3.44%
     Series 1994-2:                                                    3.06%
     Series 1995-1:                                                    3.01%
     Series 1996-1:                                                    3.06%


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      23
Monthly Period Ended                                         August 31, 1996
Distribution Date                                         September 16, 1996
Determination Date                                        September 10, 1996
Number of Days in Period                                                  32

1.  Trust Activity Series 1994-2

   Beginning of Month - Aggregate Principal Receivables     1,694,424,654.71(1)

   Principal Collections on the Receivables                   158,138,275.40

   Finance Charge Receivables                                  24,596,918.52

   Receivables in Defaulted Accounts                            8,699,900.18

   End of Month - Aggregate Principal Receivables           1,800,822,132.22

   Investor Interest Series 1993-1                             50,000,000.00
   Investor Interest Series 1994-1                            183,333,333.33
   Investor Interest Series 1994-2                            400,000,000.00
   Investor Interest Series 1995-1                            400,000,000.00
   Investor Interest Series 1996-1                            400,000,000.00
   Seller Principal Receivables                               367,488,798.89

   Total Investor Percentage with respect to...
                           Finance Charges                       22.2120771%
                           Charged-Off Accounts                  22.2120771%
                           Principal Receivables                 22.2120771%

   Class A Percentage with respect to...
                           Finance Charges                       21.1014732%
                           Charged-Off Accounts                  21.1014732%
                           Principal Receivables                 21.1014732%

   Class B Percentage with respect to...
                           Finance Charges                        1.1106039%
                           Charged-Off Accounts                   1.1106039%
                           Principal Receivables                  1.1106039%

   Seller Percentage with respect to ...
                           Finance Charges                       20.4067238%
                           Charged-Off Accounts                  20.4067238%
                           Principal Receivables                 22.2577302%

2.  Allocation of Funds in Collection Account

   Class A Available Finance Charge Collections                 5,516,225.83

   Class A Monthly Cap Interest Payable to Class A Certificateholders
   (See "Calculation of Certificate Interest" #3)               1,882,057.24
     Unpaid Class A Monthly Cap Interest                                0.00

   Class A Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                633,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

   Class A Investor Default Amount                              1,951,082.37
     Unreimbursed Class A Investor Charge-offs                          0.00

   Excess Spread from Class A Finance Charge Collections        1,049,752.88

   Class A Required Amount                                              0.00

   Class B Available Finance Charge Collections                   290,327.68

   Class B Monthly Cap Interest Payable to Class B Certificateholders
   (See "Calculation of Certificate Interest" #3)                 103,500.09
     Unpaid Class B Monthly Cap Interest                                0.00

   Class B Monthly Servicing Fee
   (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

   Class B Investor Default Amount                                102,688.55
     Unreimbursed Class B Investor Charge-offs                          0.00

   Excess Spread from Class B Finance Charge Collections           50,805.72

   Class B Required Amount                                              0.00

   Total Excess Spread                                          1,100,558.60

   Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                       0.00
     Remaining Class A Required Amount                                  0.00

   Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                          0.00
     Excess Spread used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                       0.00
     Remaining Class B Required Amount                                  0.00

   Shared Finance Charges used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                                0.00

   Shared Finance Charges used to satisfy Remaining Class B Required
    Amount                                                              0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly Cap
      Interest                                                          0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                              0.00
     Remaining Class B Required Amount                                  0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Cap Interest                                                      0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                              0.00
     Remaining Class B Required Amount                                  0.00

   Excess Spread used to satisfy interest on overdue Class A
   (See "Calculation of Certificate Interest" #3)                       0.00

   Excess Spread used to satisfy interest on overdue Class B
   (See "Calculation of Certificate Interest" #3)                       0.00

   Excess Spread used to satisfy reimbursements of Class B Interest     0.00

   Excess Spread used to satisfy deposits into Required Cash
    Collateral Account                                                  0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                            0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                            0.00

   Excess Spread used to satisfy payments per Loan Agreement    1,100,558.60

   Excess Spread used to satisfy Class A Excess Interest                0.00

   Excess Spread used to satisfy Class B Excess Interest                0.00

   Remaining Excess Servicing (Shortfall) (dollars)                     0.00
   Remaining Excess Servicing (Shortfall) (percentage of
                                            Investor Interest)         0.00%

   Class A Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                0.00

   Class A Charge-offs                                                  0.00
   Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment     0.00

   Class A Monthly Servicing Fee Shortfall                              0.00

   Class B Investor Certificate Interest Shortfall                      0.00

   Class B Charge-offs                                                  0.00
   Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment     0.00

   Class B Monthly Servicing Fee Shortfall                              0.00

   Available Principal Collections                             37,331,438.72

   Monthly Principal Payable To Class A Certificateholders
   (See "Calculation of Monthly Principal" #4)                          0.00

   Monthly Principal Payable To Class B Certificateholders
   (See "Calculation of Monthly Principal" #4)                          0.00

   Monthly Principal Reinvested In Receivables
   (See "Calculation of Monthly Principal" #4)                 39,385,209.62

   (Net Deposit)/Draws on Shared Principal Collections                  0.00

   Required Shared Finance Charge Collections from other Series         0.00
   Draw on Shared Finance Charge Collections from other Series          0.00

   Withdrawal from Cash Collateral Account                              0.00

   Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                0.00

   Required Shared Finance Charge Collections for other Series          0.00
   Deposit of Shared Finance Charge Collections for other Series        0.00

   Total Distribution to Class A Investors                      1,882,057.24
    Total Distribution to Class A Investors per $1,000 Invested         4.95

   Total Distribution to Class B Investors                        103,500.09
    Total Distribution to Class B Investors per $1,000 Invested         5.18

   Class A Certificate Rate                                         5.57188%
   Class A Interest Rate Cap Provider Deposit                           0.00

   Previous Month's Class A Deficiency Amount                           0.00

   Class A Interest at the Certificate Rate + 0.5% on Deficiency
    Amount                                                              0.00

   This Month Class A Certificate Interest                      1,882,057.24

   Expected Class A Principal                                 380,000,000.00
   This Month Class A Cap Shortfall                                     0.00
   Class A Excess Interest                                              0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                          1,882,057.24
   Total Class A Interest Distributable per $1,000 of Class A
    Original Investment                                                 4.95

   Class B Certificate Rate                                         5.82188%
   Class B Interest Rate Cap Provider Deposit                           0.00

   Previous Month's Class B Deficiency Amount                           0.00

   Class B Interest at the Certificate Rate + 0.5% on
    Deficiency Amount                                                   0.00

   This Month Class B Certificate Interest                        103,500.09

   Expected Class B Principal                                  20,000,000.00
   This Month Class B Cap Shortfall                                     0.00
   Class B Excess Interest                                              0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                            103,500.09
   Total Class B Interest Distributable per $1,000 of Class B
    Original Investment                                                 5.18

   Total Certificate Interest Distributable to
    Certificateholders                                          1,985,557.33
   Total Certificate Interest Distributable per $1,000 of
    Original Investment                                                 4.96

   Beginning Investor Interest                                400,000,000.00

   Beginning Class A Interest                                 380,000,000.00

   Class A Available Principal Collections                     35,464,866.78
   Class A Monthly Unreimbursed Charge-Offs                             0.00
   Total Class A Monthly Principal                             37,415,949.15

   Class A Monthly Principal Reinvested in Receivables         37,415,949.15

   Class A Controlled Amortization Amount                               0.00

   Maximum Monthly Principal to Class A Certificateholders              0.00

   Class A Deficit Controlled Amortization Amount                       0.00

   Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

   Beginning Class B Interest                                  20,000,000.00

   Class B Available Principal Collections                      1,866,571.94
   Class B Monthly Unreimbursed Charge-Offs                             0.00
   Total Class B Monthly Principal                              1,969,260.47

   Class B Reallocated Principal                                        0.00
   Prior Month's Cumulative Class B Reallocated Principal               0.00
   Class B Reduction of Interest                                        0.00
   Prior Month's Cumulative Class B Reduction of Interest               0.00

   Class B Monthly Principal Reinvested in Receivables          1,969,260.47

   Class B Controlled Amortization Amount                               0.00

   Maximum Monthly Principal to Class B Certificateholders              0.00

   Required Shared Principal Collections for other Series               0.00
   Deposit of Shared Principal Collections for other Series             0.00
   Required Shared Principal Collections from other Series              0.00
   Draw on Shared Principal Collections from other Series               0.00

   Class B Deficit Controlled Amortization Amount                       0.00

   Monthly Principal Payable to Class B Certificateholders              0.00
   Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

   Ending Investor Interest                                   400,000,000.00
   Ending Class A Interest                                    380,000,000.00
   Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                           1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                     2.00%

   Beginning Class A Investor Interest                        380,000,000.00
   Beginning Class B Investor Interest                         20,000,000.00
   Beginning Investor Interest                                400,000,000.00

        Class A Monthly Servicing Fee                             633,333.33
        Class B Monthly Servicing Fee                              33,333.33
        Total Monthly Servicing  Fee                              666,666.67

7.  Cash Collateral Account Activity

   Beginning of Month Balance                                  36,000,000.00

   Required Cash Collateral Account Amount                     36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement    1,100,558.60

   Cash Collateral Account Deposits                                     0.00

   Reinvestment Income Received on Cash Collateral Account         52,312.50

   Aggregate Cash Collateral Account Draws                              0.00

   Available Cash Collateral Amount     (Dollars)              36,000,000.00
   Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                            103,487,814.32
                           Percent Dollars                             5.75%
                           Number of Accts                            35,699
                           Percent Number of Accts                     2.75%

   31-60 days past due     Dollars                             27,338,459.29
                           Percent Dollars                             1.52%
                           Number of Accts                             9,381
                           Percent Number of Accts                     0.72%

   61-90 days past due     Dollars                             17,014,702.75
                           Percent Dollars                             0.94%
                           Number of Accts                             5,488
                           Percent Number of Accts                     0.42%

   91-120 days past due    Dollars                             13,037,724.76
                           Percent Dollars                             0.72%
                           Number of Accts                             4,036
                           Percent Number of Accts                     0.31%

   121-150 days past due   Dollars                              9,400,753.50
                           Percent Dollars                             0.52%
                           Number of Accts                             2,848
                           Percent Number of Accts                     0.22%

   151-180 days past due   Dollars                              7,443,226.08
                           Percent Dollars                             0.41%
                           Number of Accts                             2,161
                           Percent Number of Accts                     0.17%

   181 + days past due     Dollars                             12,047,731.46
                           Percent Dollars                             0.67%
                           Number of Accts                             3,353
                           Percent Number of Accts                     0.26%

9. Base Rate Calculation

   Base Rate                                                           7.58%

   Portfolio Yield                  (net of losses)                   11.26%(1)

   Excess of Portfolio Yield over Base Rate                            3.68%(1)

10. Number of Accounts in the Trust

   Number of Additional Accounts                                           0
   Number of Removed Accounts                                              0
   Number of Automatic Additonal Accounts                             50,664
   Ending Number of Accounts                                       1,299,675

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on August 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

     Portfolio Yield (net of losses):                                 10.64%
     Receivables in Defaulted Accounts:                                5.82%
     Excess of Portfolio Yield over Base Rate:
     Series 1993-1:                                                    3.74%
     Series 1994-1:                                                    3.44%
     Series 1994-2:                                                    3.06%
     Series 1995-1:                                                    3.01%
     Series 1996-1:                                                    3.06%

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      18
Monthly Period Ended                                         August 31, 1996
Distribution Date                                         September 16, 1996
Determination Date                                        September 10, 1996
Number of Days in Period                                                  32

1. Trust Activity Series 1995-1

   Beginning of Month - Aggregate Principal Receivables     1,694,424,654.71(1)

   Principal Collections on the Receivables                   158,138,275.40

   Finance Charge Receivables                                  24,596,918.52

   Receivables in Defaulted Accounts                            8,699,900.18

   End of Month - Aggregate Principal Receivables           1,800,822,132.22

   Investor Interest Series 1993-1                             50,000,000.00
   Investor Interest Series 1994-1                            183,333,333.33
   Investor Interest Series 1994-2                            400,000,000.00
   Investor Interest Series 1995-1                            400,000,000.00
   Investor Interest Series 1996-1                            400,000,000.00
   Seller Principal Receivables                               367,488,798.89

   Total Investor Percentage with respect to...

                                    Finance Charges              22.2120771%
                                    Charged-Off Accounts         22.2120771%
                                    Principal Receivables        22.2120771%

   Class A Percentage with respect to...

                                    Finance Charges              21.1014732%
                                    Charged-Off Accounts         21.1014732%
                                    Principal Receivables        21.1014732%

   Class B Percentage with respect to...

                                    Finance Charges               1.1106039%
                                    Charged-Off Accounts          1.1106039%
                                    Principal Receivables         1.1106039%

   Seller Percentage with respect to ...

                                    Finance Charges              20.4067238%
                                    Charged-Off Accounts         20.4067238%
                                    Principal Receivables        22.2577302%

   Class A Available Finance Charge Collections                 5,516,225.83

   Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)              1,898,946.13
     Unpaid Class A Monthly Cap Interest                                0.00

   Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)               633,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

   Class A Investor Default Amount                              1,951,082.37
     Unreimbursed Class A Investor Charge-offs                          0.00

   Excess Spread from Class A Finance Charge Collections        1,032,863.99

   Class A Required Amount                                              0.00

   Class B Available Finance Charge Collections                   290,327.68

   Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                102,611.20
     Unpaid Class B Monthly Cap Interest                                0.00

   Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                33,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

   Class B Investor Default Amount                                102,688.55
     Unreimbursed Class B Investor Charge-offs                          0.00

   Excess Spread from Class B Finance Charge Collections           51,694.60
   Class B Required Amount                                              0.00

   Total Excess Spread                                          1,084,558.59

   Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                         0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Servicing
      Fee                                                              0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                      0.00
     Remaining Class A Required Amount                                 0.00

   Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                         0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Servicing
      Fee                                                              0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                      0.00
     Remaining Class B Required Amount                                 0.00

   Shared Finance Charges used to satisfy Remaining Class A
    Required Amount                                                    0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                    0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                             0.00
     Remaining Class A Required Amount                                 0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                    0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                    0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                             0.00
     Remaining Class A Required Amount                                 0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                    0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                     0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                    0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                             0.00
     Remaining Class A Required Amount                                 0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                               0.00

   Shared Finance Charges used to satisfy Remaining Class B Required
    Amount                                                             0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly Cap
      Interest                                                         0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                    0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                             0.00
     Remaining Class B Required Amount                                 0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                    0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Cap Interest                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                    0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                             0.00
     Remaining Class B Required Amount                                 0.00

   Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                     0.00

   Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                     0.00

   Excess Spread used to satisfy reimbursements of Class B Interest    0.00

   Excess Spread used to satisfy deposits into Required Cash
    Collateral Account                                                 0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                           0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                           0.00

   Excess Spread used to satisfy payments per Loan Agreement   1,084,558.59

   Excess Spread used to satisfy Class A Excess Interest               0.00

   Excess Spread used to satisfy Class B Excess Interest               0.00

   Remaining Excess Servicing (dollars)                                0.00
   Remaining Excess Servicing (percentage of Investor Interest)       0.00%

   Class A Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                               0.00

   Class A Charge-offs                                                 0.00
   Unreimbursed Class A Charge Offs                                    0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment    0.00

   Class A Monthly Servicing Fee Shortfall                             0.00

   Class B Investor Certificate Interest Shortfall                     0.00

   Class B Charge-offs                                                 0.00
   Unreimbursed Class B Charge Offs                                    0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment    0.00

   Class B Monthly Servicing Fee Shortfall                             0.00

   Available Principal Collections                            37,331,438.72

   Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                        0.00

   Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                        0.00

   Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)               39,385,209.62

   (Net Deposit)/Draws on Shared Principal Collections                 0.00

   Required Shared Finance Charge Collections from other Series        0.00
   Draw on Shared Finance Charge Collections from other Series         0.00

   Withdrawal from Cash Collateral Account                             0.00

   Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                               0.00

   Required Shared Finance Charge Collections for other Series         0.00
   Deposit of Shared Finance Charge Collections for other Series       0.00

   Total Distribution to Class A Investors                     1,898,946.13
   Total Distribution to Class A Investors per $1,000 Invested         5.00

   Total Distribution to Class B Investors                       102,611.20
   Total Distribution to Class B Investors per $1,000 Invested         5.13

   3.  Calculation of Certificate Interest

   Class A Certificate Rate                                        5.62188%
   Cass A Interest Rate Cap Provider Deposit                           0.00

   Previous Month's Class A Deficiency Amount                          0.00

   Class A Interest at the Certificate Rate + 0.5% on
    Deficiency Amount                                                  0.00

   This Month Class A Certificate Interest                     1,898,946.13

   Expected Class A Principal                                380,000,000.00
   This Month Class A Cap Shortfall                                    0.00
   Class A Excess Interest                                             0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                         1,898,946.13
   Total Class A Interest Distributable per $1,000 of Class A
    Original Investment                                                5.00

   Class B Certificate Rate                                        5.77188%
   Class B Interest Rate Cap Provider Deposit                          0.00

   Previous Month's Class B Deficiency Amount                          0.00

   Class B Interest at the Certificate Rate + 0.5% on
    Deficiency Amount                                                  0.00

   This Month Class B Certificate Interest                       102,611.20

   Expected Class B Principal                                 20,000,000.00
   This Month Class B Cap Shortfall                                    0.00
   Class B Excess Interest                                             0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                           102,611.20
   Total Class B Interest Distributable per $1,000 of Class B
    Original Investment                                                5.13

   Total Certificate Interest Distributable to
    Certificateholders                                         2,001,557.33
   Total Certificate Interest Distributable per $1,000 of
    Original Investment                                                5.00

4.  Calculation of Monthly Principal

   Beginning Investor Interest                               400,000,000.00

   Beginning Class A Interest                                380,000,000.00

   Class A Available Principal Collections                    35,464,866.78
   Class A Monthly Unreimbursed Charge-Offs                            0.00
   Total Class A Monthly Principal                            37,415,949.15

   Class A Monthly Principal Reinvested in Receivables        37,415,949.15

   Class A Controlled Amortization Amount                              0.00

   Maximum Monthly Principal to Class A Certificateholders             0.00

   Class A Deficit Controlled Amortization Amount                      0.00

   Monthly Principal Payable to Class A Certificateholders             0.00
   Class A Monthly Principal Payable per $1,000 of Original
    Investment                                                         0.00

   Beginning Class B Interest                                 20,000,000.00

   Class B Available Principal Collections                     1,866,571.94
   Class B Monthly Unreimbursed Charge-Offs                            0.00
   Total Class B Monthly Principal                             1,969,260.47

   Class B Reallocated Principal                                       0.00
   Prior Month's Cumulative Class B Reallocated Principal              0.00
   Class B Reduction of Interest                                       0.00
   Prior Month's Cumulative Class B Reduction of Interest              0.00

   Class B Monthly Principal Reinvested in Receivables         1,969,260.47

   Class B Controlled Amortization Amount                              0.00

   Maximum Monthly Principal to Class B Certificateholders             0.00

   Required Shared Principal Collections for other Series              0.00
   Deposit of Shared Principal Collections for other Series            0.00
   Required Shared Principal Collections from other Series             0.00
   Draw on Shared Principal Collections from other Series              0.00

   Class B Deficit Controlled Amortization Amount                      0.00

   Monthly Principal Payable to Class B Certificateholders             0.00
   Class B Monthly Principal Payable per $1,000 of Original
    Investment                                                         0.00

   Ending Investor Interest                                  400,000,000.00
   Ending Class A Interest                                   380,000,000.00
   Ending Class B Interest                                    20,000,000.00

5.  Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                    2.00%

   Beginning Class A Investor Interest                       380,000,000.00
   Beginning Class B Investor Interest                        20,000,000.00
   Beginning Investor Interest                               400,000,000.00

        Class A Monthly Servicing Fee                            633,333.33
        Class B Monthly Servicing Fee                             33,333.33
        Total Monthly Servicing  Fee                             666,666.67

7.  Cash Collateral Account Activity

   Beginning of Month Balance                                 36,000,000.00

   Required Cash Collateral Account Amount                    36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement   1,084,558.59

   Cash Collateral Account Deposits                                    0.00

   Reinvestment Income Received on Cash Collateral Account        35,153.80

   Aggregate Cash Collateral Account Draws                             0.00

   Available Cash Collateral Amount     (Dollars)             36,000,000.00
   Available Cash Collateral Amount     (Percentage)                  9.00%

8.  Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due               Dollars                  103,487,814.32
                                    Percent Dollars                   5.75%
                                    Number of Accts                  35,699
                                    Percent Number of Accts           2.75%

   31-60 days past due              Dollars                   27,338,459.29
                                    Percent Dollars                   1.52%
                                    Number of Accts                   9,381
                                    Percent Number of Accts           0.72%

   61-90 days past due              Dollars                   17,014,702.75
                                    Percent Dollars                   0.94%
                                    Number of Accts                   5,488
                                    Percent Number of Accts           0.42%

   91-120 days past due             Dollars                   13,037,724.76
                                    Percent Dollars                   0.72%
                                    Number of Accts                   4,036
                                    Percent Number of Accts           0.31%

   121-150 days past due            Dollars                    9,400,753.50
                                    Percent Dollars                   0.52%
                                    Number of Accts                   2,848
                                    Percent Number of Accts           0.22%

   151-180 days past due            Dollars                    7,443,226.08
                                    Percent Dollars                   0.41%
                                    Number of Accts                   2,161
                                    Percent Number of Accts           0.17%

   181 + days past due              Dollars                   12,047,731.46
                                    Percent Dollars                   0.67%
                                    Number of Accts                   3,353
                                    Percent Number of Accts           0.26%

9. Base Rate Calculation

   Base Rate                                                          7.63%

   Portfolio Yield                  (net of losses)                  11.26%(1)

   Excess of Portfolio Yield over Base Rate                           3.63%(1)

10. Number of Accounts in the Trust

   Number of Additional Accounts                                          0
   Number of Removed Accounts                                             0
   Number of Automatic Additonal Accounts                            50,664
   Ending Number of Accounts                                      1,299,675

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on August 1, 1996. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology.
    Were the Principal Receivables arising under the August 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

      Portfolio Yield (net of losses):                                10.64%
      Receivables in Defaulted Accounts:                               5.82%
      Excess of Portfolio Yield over Base Rate:
      Series 1993-1:                                                   3.74%
      Series 1994-1:                                                   3.44%
      Series 1994-2:                                                   3.06%
      Series 1995-1:                                                   3.01%
      Series 1996-1:                                                   3.06%

              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                           MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                       2
Monthly Period Ended                                         August 31, 1996
Distribution Date                                         September 16, 1996
Determination Date                                        September 10, 1996
Number of Days in Period                                                  32

1. Trust Activity Series 1996-1

   Beginning of Month - Aggregate Principal Receivables     1,694,424,654.71(1)

   Principal Collections on the Receivables                   158,138,275.40

   Finance Charge Receivables                                  24,596,918.52

   Receivables in Defaulted Accounts                            8,699,900.18

   End of Month - Aggregate Principal Receivables           1,800,822,132.22

   Investor Interest Series 1993-1                             50,000,000.00
   Investor Interest Series 1994-1                            183,333,333.33
   Investor Interest Series 1994-2                            400,000,000.00
   Investor Interest Series 1995-1                            400,000,000.00
   Investor Interest Series 1996-1                            400,000,000.00
   Seller Principal Receivables                               367,488,798.89

   Total Investor Percentage with respect to...

                                       Finance Charges           22.2120771%
                                       Charged-Off Accounts      22.2120771%
                                       Principal Receivables     11.1060385%

   Class A Percentage with respect to...

                                       Finance Charges           21.0459430%
                                       Charged-Off Accounts      21.0459430%
                                       Principal Receivables     10.5229715%

   Class B Percentage with respect to...

                                       Finance Charges            1.1661340%
                                       Charged-Off Accounts       1.1661340%
                                       Principal Receivables      0.5830670%

   Seller Percentage with respect to ...

                                       Finance Charges           20.4067238%
                                       Charged-Off Accounts      20.4067238%
                                       Principal Receivables     22.2577302%

2.  Allocation of Funds in Collection Account

   Class A Available Finance Charge Collections                 5,501,709.44

   Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)              1,877,104.46
     Unpaid Class A Monthly Cap Interest                                0.00

   Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)               631,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

   Class A Investor Default Amount                              1,945,947.94
     Unreimbursed Class A Investor Charge-offs                          0.00

   Excess Spread from Class A Finance Charge Collections        1,046,990.37

   Class A Required Amount                                              0.00

   Class B Available Finance Charge Collections                   304,844.06

   Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                106,808.43
     Unpaid Class B Monthly Cap Interest                                0.00

   Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                35,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

   Class B Investor Default Amount                                107,822.97
     Unreimbursed Class B Investor Charge-offs                          0.00

   Excess Spread from Class B Finance Charge Collections           55,212.66

   Class B Required Amount                                              0.00

   Total Excess Spread                                          1,102,203.03

   Excess Spread used to Satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                          0.00
     Excess Spread used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                       0.00
     Remaining Class A Required Amount                                  0.00

   Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                          0.00
     Excess Spread used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                       0.00
     Remaining Class B Required Amount                                  0.00

   Shared Finance Charges used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Class B Reallocated Amount used to satisfy Remaining Class A
    Required Amount                                                     0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Cap Interest                                                      0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                              0.00
     Remaining Class A Required Amount                                  0.00

   Class B Investor Interest used to satisfy Unreimbursed Class A
    Investor Charge-offs                                                0.00

   Shared Finance Charges used to satisfy Remaining Class B Required
    Amount                                                              0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly Cap
      Interest                                                          0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                              0.00
     Remaining Class B Required Amount                                  0.00

   Cash Collateral Withdrawal used to satisfy Remaining Class B
    Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Cap Interest                                                      0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                              0.00
     Remaining Class B Required Amount                                  0.00

   Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                      0.00

   Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                      0.00

   Excess Spread used to satisfy reimbursements of Class B Interest     0.00

   Excess Spread used to satisfy deposits into Required Cash Collateral
    Account                                                             0.00

   Excess Spread used to satisfy shortfalls of the Class A Interest
    Payments                                                            0.00

   Excess Spread used to satisfy shortfalls of the Class B Interest
    Payments                                                            0.00

   Excess Spread used to satisfy payments per Loan Agreement    1,102,203.03

   Excess Spread used to satisfy Class A Excess Interest                0.00

   Excess Spread used to satisfy Class B Excess Interest                0.00

   Remaining Excess Servicing (dollars)                                 0.00
   Remaining Excess Servicing (percentage of Investor Interest)        0.00%

   Class A Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                0.00

   Class A Charge-offs                                                  0.00
   Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment     0.00

   Class A Monthly Servicing Fee Shortfall                              0.00

   Class B Investor Certificate Interest Shortfall                      0.00

   Class B Charge-offs                                                  0.00
   Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment     0.00

   Class B Monthly Servicing Fee Shortfall                              0.00

   Available Principal Collections                             18,665,719.36

   Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                         0.00

   Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                         0.00

   Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                20,719,490.27

   (Net Deposit)/Draws on Shared Principal Collections                  0.00

   Required Shared Finance Charge Collections from other Series         0.00
   Draw on Shared Finance Charge Collections from other Series          0.00

   Withdrawal from Cash Collateral Account                              0.00

   Class B Investor Certificate Interest Shortfall
    (Deficiency Amounts)                                                0.00

   Required Shared Finance Charge Collections for other Series          0.00
   Deposit of Shared Finance Charge Collections for other Series        0.00

   Total Distribution to Class A Investors                      1,877,104.46
    Total Distribution to Class A Investors per $1,000 Invested         4.95

   Total Distribution to Class B Investors                        106,808.43
    Total Distribution to Class B Investors per $1,000 Invested         5.09

3.  Calculation of Certificate Interest

   Class A Certificate Rate                                         5.57188%
   Class A Interest Rate Cap Provider Deposit                           0.00

   Previous Month's Class A Deficiency Amount                           0.00

   Class A Interest at the Certificate Rate + 0.5% on Deficiency
    Amount                                                              0.00

   This Month Class A Certificate Interest                      1,877,104.46

   Expected Class A Principal                                 379,000,000.00
   This Month Class A Cap Shortfall                                     0.00
   Class A Excess Interest                                              0.00

   Total Class A Interest Distributable to Class A
    Certificateholders                                          1,877,104.46
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                4.95

   Class B Certificate Rate                                         5.72188%
   Class B Interest Rate Cap Provider Deposit                           0.00

   Previous Month's Class B Deficiency Amount                           0.00

   Class B Interest at the Certificate Rate + 0.5% on Deficiency
    Amount                                                              0.00

   This Month Class B Certificate Interest                        106,808.43

   Expected Class B Principal                                  21,000,000.00
   This Month Class B Cap Shortfall                                     0.00
   Class B Excess Interest                                              0.00

   Total Class B Interest Distributable to Class B
    Certificateholders                                            106,808.43
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                5.09

   Total Certificate Interest Distributable to
    Certificateholders                                          1,983,912.89
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                4.96

4.  Calculation of Monthly Principal

   Beginning Investor Interest                                400,000,000.00

   Beginning Class A Interest                                 379,000,000.00

   Class A Available Principal Collections                     17,685,769.09
   Class A Monthly Unreimbursed Charge-Offs                             0.00
   Total Class A Monthly Principal                             19,631,717.03

   Class A Monthly Principal Reinvested in Receivables         19,631,717.03

   Class A Controlled Amortization Amount                               0.00

   Maximum Monthly Principal to Class A Certificateholders              0.00

   Class A Deficit Controlled Amortization Amount                       0.00

   Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

   Beginning Class B Interest                                  21,000,000.00

   Class B Available Principal Collections                        979,950.27
   Class B Monthly Unreimbursed Charge-Offs                             0.00
   Total Class B Monthly Principal                              1,087,773.24

   Class B Reallocated Principal                                        0.00
   Prior Month's Cumulative Class B Reallocated Principal               0.00
   Class B Reduction of Interest                                        0.00
   Prior Month's Cumulative Class B Reduction of Interest               0.00

   Class B Monthly Principal Reinvested in Receivables          1,087,773.24

   Class B Controlled Amortization Amount                               0.00

   Maximum Monthly Principal to Class B Certificateholders              0.00

   Required Shared Principal Collections for other Series               0.00
   Deposit of Shared Principal Collections for other Series             0.00
   Required Shared Principal Collections from other Series              0.00
   Draw on Shared Principal Collections from other Series               0.00

   Class B Deficit Controlled Amortization Amount                       0.00

   Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                         0.00

   Ending Investor Interest                                   400,000,000.00
   Ending Class A Interest                                    379,000,000.00
   Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

   Pool Factor
   (Ending Certificate Balance divided by Initial Principal Amount
     to 7 decimal places)                                           1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                     2.00%

   Beginning Class A Investor Interest                        379,000,000.00
   Beginning Class B Investor Interest                         21,000,000.00
   Beginning Investor Interest                                400,000,000.00
     Class A Monthly Servicing Fee                                631,666.67
     Class B Monthly Servicing Fee                                 35,000.00
     Total Monthly Servicing Fee                                  666,666.67

7.  Cash Collateral Account Activity

   Beginning of Month Balance                                  36,000,000.00

   Required Cash Collateral Account Amount                     36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement    1,102,203.03

   Cash Collateral Account Deposits                                     0.00

   Reinvestment Income Received on Cash Collateral Account         40,097.34

   Aggregate Cash Collateral Account Draws                              0.00

   Available Cash Collateral Amount     (Dollars)              36,000,000.00
   Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due               Dollars                   103,487,814.32
                                    Percent Dollars                    5.75%
                                    Number of Accts                   35,699
                                    Percent Number of Accts            2.75%

   31-60 days past due              Dollars                    27,338,459.29
                                    Percent Dollars                    1.52%
                                    Number of Accts                    9,381
                                    Percent Number of Accts            0.72%

   61-90 days past due              Dollars                    17,014,702.75
                                    Percent Dollars                    0.94%
                                    Number of Accts                    5,488
                                    Percent Number of Accts            0.42%

   91-120 days past due             Dollars                    13,037,724.76
                                    Percent Dollars                    0.72%
                                    Number of Accts                    4,036
                                    Percent Number of Accts            0.31%

   121-150 days past due            Dollars                     9,400,753.50
                                    Percent Dollars                    0.52%
                                    Number of Accts                    2,848
                                    Percent Number of Accts            0.22%

   151-180 days past due            Dollars                     7,443,226.08
                                    Percent Dollars                    0.41%
                                    Number of Accts                    2,161
                                    Percent Number of Accts            0.17%

   181 + days past due              Dollars                    12,047,731.46
                                    Percent Dollars                    0.67%
                                    Number of Accts                    3,353
                                    Percent Number of Accts            0.26%

9. Base Rate Calculation

   Base Rate                                                           7.58%

   Portfolio Yield                          (net of losses)           11.26%(1)

   Excess of Portfolio Yield over Base Rate                            3.68%(1)

10. Number of Accounts in the Trust

   Number of Additional Accounts                                           0
   Number of Removed Accounts                                              0
   Number of Automatic Additonal Accounts                             50,664
   Ending Number of Accounts                                       1,299,675

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the August Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on August 1, 1996. However, Principal
    Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the August Servicer's Report, in accordance with the standard methodology. Were the Principal Receivables arising under the August 1st automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

    Portfolio Yield (net of losses):                                  10.64%
    Receivables in Defaulted Accounts:                                 5.82%
    Excess of Portfolio Yield over Base Rate:
    Series 1993-1:                                                     3.74%
    Series 1994-1:                                                     3.44%
    Series 1994-2:                                                     3.06%
    Series 1995-1:                                                     3.01%
    Series 1996-1:                                                     3.06%